PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2013
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

11.                               PROPERTY AND EQUIPMENT, NET

	As of December 31,
	2012	2013

Building	$—	$34,395
Computer equipment and application software	61,149	61,857
Furniture and vehicles	1,159	1,267
Leasehold improvements	4,805	5,425
	67,113	102,944
Less: Accumulated depreciation	(34,758)	(44,294)
Less: Accumulated impairment loss	—	(90)
	$32,355	$58,560

Depreciation expenses from continuing operations were $7,704, $13,209 and $16,826, and from discontinued operations were $125, $674 and $744, for the years ended December 31, 2011, 2012 and 2013, respectively.

Impairment loss from continuing operations were $nil, $nil and $90 for the years ended December 31, 2011, 2012 and 2013, respectively. No impairment loss was incurred from discontinued operations for the respective years.